Morgan Stanley Dean Witter
Insured Municipal Securities                             Two World Trade Center,
Letter to the Shareholders October 31, 1999             New York, New York 10048


DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, has continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board would remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points, to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points to 5.50 percent in November.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began in 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders October 31, 1999, continued


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                         30-YEAR BOND YIELDS 1994-1999

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        11/29/96   5.50   6.35     86.61%
01/31/94   5.40   6.24      86.54%        12/31/96   5.60   6.63     84.46%
02/28/94   5.80   6.66      87.09%        01/31/97   5.70   6.79     83.95%
03/31/94   6.40   7.09      90.27%        02/28/97   5.65   6.80     83.09%
04/29/94   6.35   7.32      86.75%        03/31/97   5.90   7.10     83.10%
05/31/94   6.25   7.43      84.12%        04/30/97   5.75   6.94     82.85%
06/30/94   6.50   7.61      85.41%        05/30/97   5.65   6.91     81.77%
07/29/94   6.25   7.39      84.57%        06/30/97   5.60   6.78     82.60%
08/31/94   6.30   7.45      84.56%        07/30/97   5.30   6.30     84.13%
09/30/94   6.55   7.81      83.87%        08/31/97   5.50   6.61     83.21%
10/31/94   6.75   7.96      84.80%        09/30/97   5.40   6.40     84.38%
11/30/94   7.00   8.00      87.50%        10/31/97   5.35   6.15     86.99%
12/30/94   6.75   7.88      85.66%        11/30/97   5.30   6.05     87.60%
01/31/95   6.40   7.70      83.12%        12/31/97   5.15   5.92     86.99%
02/28/95   6.15   7.44      82.66%        01/31/98   5.15   5.80     88.79%
03/31/95   6.15   7.43      82.77%        02/28/98   5.20   5.92     87.84%
04/28/95   6.20   7.34      84.47%        03/31/98   5.25   5.93     88.53%
05/31/95   5.80   6.66      87.09%        04/30/98   5.35   5.95     89.92%
06/30/95   6.10   6.62      92.15%        05/29/98   5.20   5.80     89.66%
07/31/95   6.10   6.86      88.92%        06/30/98   5.20   5.65     92.04%
08/31/95   6.00   6.66      90.09%        07/31/98   5.18   5.71     90.72%
09/29/95   5.95   6.48      91.82%        08/31/98   5.03   5.27     95.45%
10/31/95   5.75   6.33      90.84%        09/30/98   4.95   5.00     99.00%
11/30/95   5.50   6.14      89.58%        10/31/98   5.05   5.16     97.87%
12/29/95   5.35   5.94      90.07%        11/30/98   5.00   5.06     98.81%
01/31/96   5.40   6.03      89.55%        12/31/98   5.05   5.10     99.02%
02/29/96   5.60   6.46      86.69%        01/31/99   5.00   5.09     98.23%
03/29/96   5.85   6.66      87.84%        02/28/99   5.10   5.58     91.40%
04/30/96   5.95   6.89      86.36%        03/31/99   5.15   5.63     91.47%
05/31/96   6.05   6.99      86.55%        04/30/99   5.20   5.66     91.87%
06/28/96   5.90   6.89      85.63%        05/31/99   5.30   5.83     90.91%
07/31/96   5.85   6.97      83.93%        06/30/99   5.47   5.96     91.78%
08/30/96   5.90   7.11      82.98%        07/31/99   5.55   6.10     90.98%
09/30/96   5.70   6.93      82.25%        08/31/99   5.75   6.06     94.88%
10/31/96   5.65   6.64      85.09%        09/30/99   5.85   6.05     96.69%
                                          10/31/99   6.03   6.16     97.89%

Source: Municipal Market Data-A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Securities (IMS) declined from $16.09 to $14.60 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.78 per share and a long-term capital gain distribution of $0.19 per share paid on December 18, 1998, the Trust's total NAV return was -3.10 percent. IMS's value on the New York Stock Exchange (NYSE) fell from $15.125 to $12.625 per share during the same period. Based on this change plus reinvestment of distributions, IMS's total market return was -10.80 percent. On October 31, 1999 IMS's NYSE market price represented a 13.5 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999, declared in September, were unchanged at $0.065 per share. The dividend rate reflects the Trust's estimated earnings over the next 6 - 12 months and its $0.078 per share cushion of undistributed net investment income on October 31, 1999.

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders October 31, 1999, continued


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 11 long-term sectors and 38 credits. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest rate changes, was 8 years. Issues in the refunded bond category comprised 13 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolios credit enhancements, sector distribution and geographic diversification. Optional call provisions by year with their respective cost (book) yields are also charted.

LOOKING AHEAD

The Federal Reserve Board raised interest rates in the summer and again in November 1999. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended October 31, 1999, the Trust purchased and retired 181,300 shares of common stock at a weighted average market discount of 10.43 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders October 31, 1999, continued


         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
                DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                                PURPOSE OF EDGAR FILING.]

             [BAR GRAPH]                                            [PIE CHART]

LARGEST SECTORS AS OF OCTOBER 31, 1999                 CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1999
(% OF NET ASSETS)                                      (% OF TOTAL LONG-TERM PORTFOLIO)

ELECTRIC                           22%                 MBIA                               46%
TRANSPORTATION                     14%                 AMBAC                              30%
REFUNDED                           13%                 FGIC                               19%
HOSPITAL                           12%                 CONNIE LEE                          3%
GENERAL OBLIGATION                 11%                 FSA                                 2%
WATER & SEWER                       9%
EDUCATION                           5%
IDR/PCR*                            5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.              PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                        GEOGRAPHIC SUMMARY OF INVESTMENTS

                Based on Market Value as a Percent of Net Assets
                                October 31, 1999

Alabama ...........  2.4%  Kansas ............  2.8%  Rhode Island ......  1.5%
Alaska ............  3.3   Massachusetts .....  2.2   South Carolina ....  4.2
California ........ 17.7   Michigan ..........  1.6   Utah ..............  2.9
District of                Missouri ..........  0.1   Virginia ..........  3.6
  Columbia ........  1.4   Nevada ............  6.4   Washington ........  2.4
Florida ...........  7.3   New Hampshire .....  2.3   Wisconsin .........  1.7
Georgia ...........  4.7   New Jersey ........  1.3   Wyoming ...........  0.8
Hawaii ............  6.2   New York ..........  2.1                       ----
Illinois .......... 12.9   Ohio ..............  2.1   Total ............. 98.1%
Indiana ...........  4.2                                                  ====

Portfolio structure is subject to change.

Morgan Stanley Dean Witter Insured Municipal Securities
Letter to the Shareholders October 31, 1999, continued

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                      CALL AND COST (BOOK) YIELD STRUCTURE
                                OCTOBER 31, 1999

PERCENT CALLABLE*

1999           0%
2000           0%
2001           0%
2002           5%
2003          17%
2004          59%
2005           0%
2006           0%
2007           0%
2008           3%
2009          11%
2010+          5%

WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS


COST (BOOK) YIELD**

1999          0.0%
2000          0.0%
2001          0.0%
2002          6.2%
2003          6.2%
2004          6.3%
2005          0.0%
2006          0.0%
2007          0.0%
2008          5.7%
2009          5.5%
2010+         5.9%

WEIGHTED AVERAGE BOOK YIELD: 6.1%

*  % BASED ON LONG-TERM PORTFOLIO.


** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 6.2% ON 17% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.


   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Insured Municipal Securities
Results of Annual Meeting (unaudited)


                                     * * *

On June 22, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Michael Bozic
   For ............................................................ 7,390,768
   Withheld .......................................................   112,196

Charles A. Fiumefreddo
   For ............................................................ 7,379,126
   Withheld .......................................................   123,838

The following Trustees were not standing for reelection at this meeting:

   Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
    ACCOUNTANTS:

   For ............................................................ 7,378,385
   Against ........................................................    39,224
   Abstain ........................................................    85,355

Morgan Stanley Dean Witter Insured Municipal Securities
Portfolio of Investments October 31, 1999

 PRINCIPAL
 AMOUNT IN                                                                                  COUPON    MATURITY
 THOUSANDS                                                                                   RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.2%)
            General Obligation (11.0%)
 $   4,000  California, Refg Dtd 10/01/98 (MBIA) ........................................ 4.50 %     10/01/28    $  3,139,680
     3,000  Chicago, Illinois, Refg Ser 1993 B (AMBAC) .................................. 5.125      01/01/22       2,663,400
     8,000  Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A (MBIA) ........ 5.75       06/01/13       8,056,160
 ---------                                                                                                       ------------
    15,000                                                                                                         13,859,240
 ---------                                                                                                       ------------
            Educational Facilities Revenue (5.1%)
     2,000  District of Columbia, National Academy of Sciences Ser 1999 A (AMBAC)........ 5.00       01/01/19       1,774,100
     2,000  New York State Dormitory Authority, Fordham University Ser 1994 (FGIC)....... 5.50       07/01/23       1,871,880
     1,000  Ohio University, General Receipts Ser 1999 (FSA) ............................ 5.25       12/01/19         913,060
     2,000  Rhode Island Health & Educational Building Corporation, Providence
 ---------  College Ser 1993 (MBIA) ..................................................... 5.60       11/01/22       1,877,200
                                                                                                                 ------------
     7,000                                                                                                          6,436,240
 ---------                                                                                                       ------------
            Electric Revenue (21.9%)
     4,000  Anchorage, Alaska, Refg Ser 1993 (MBIA) ..................................... 6.20       12/01/13       4,164,120
     4,000  Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) ... 6.00       01/01/24       4,011,840
     3,000  Municipal Electric Authority of Georgia, Power Ser EE (AMBAC) ............... 6.00       01/01/22       2,974,290
     3,400  Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) .................... 6.375      09/01/23       3,481,226
     2,000  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA) ....... 5.375      01/01/25       1,841,440
     4,000  Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) ......................... 5.25       07/01/18       3,646,600
     5,000  Bedford, Virginia, Hydro Ser 1994 (AMBAC) ................................... 5.25       06/01/25       4,488,400
     3,000  Tacoma, Washington, Refg 1994 (FGIC) ........................................ 6.25       01/01/15       3,070,470
 ---------                                                                                                       ------------
    28,400                                                                                                         27,678,386
 ---------                                                                                                       ------------
            Hospital Revenue (12.4%)
     3,000  Morgan County - Decatur Health Care Authority, Alabama, Decatur
            General Hospital Ser 1994 (Connie Lee) ...................................... 6.375      03/01/24       3,051,510
     4,000  California Statewide Communities Development Authority, Sharp Health
            Care COPs (MBIA) ............................................................ 6.00       08/15/24       4,004,000
     3,000  Volusia County Health Facilities Authority, Florida, Memorial Health
            Refg & Impr Ser 1994 (AMBAC) ................................................ 5.75       11/15/20       2,914,410
     3,000  Massachusetts Health & Educational Facilities Authority, Lahey Clinic
            Medical Center Ser B (MBIA) ................................................. 5.375      07/01/23       2,718,720
     3,000  New Hampshire Higher Educational & Health Facilities Authority,
 ---------  Hitchcock Clinic Ser 1994 (MBIA) ............................................ 6.00       07/01/24       2,965,440
                                                                                                                 ------------
    16,000                                                                                                         15,654,080
 ---------                                                                                                       ------------
            Industrial Development/Pollution Control Revenue (4.6%)
     5,550  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
 =========  Ser 1992 (AMT) (MBIA) ....................................................... 6.55       12/01/22       5,767,893
                                                                                                                 ------------
            Mortgage Revenue - Multi-Family (2.4%)
     3,000  Los Angeles Community Redevelopment Agency, California,
 ---------  Refg Ser 1994 A (AMBAC) ..................................................... 6.55       01/01/27       3,081,030
                                                                                                                 ------------
            Public Facilities Revenue (1.6%)
     2,000  Michigan Municipal Bond Authority, Ser 1994 A (FGIC) ........................ 6.00       12/01/13       2,059,120
 ---------                                                                                                       ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Portfolio of Investments October 31, 1999 , continued

 PRINCIPAL
 AMOUNT IN                                                                                     COUPON     MATURITY
 THOUSANDS                                                                                      RATE        DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (13.5%)
 $  3,995   San Francisco Airports Commission, California, San Francisco Int'l Airport
            Second Ser Refg (MBIA) .......................................................      6.75%     05/01/20    $  4,271,134
    3,000   Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC) ...........................      6.00      01/01/21       2,964,300
    2,000   Hawaii, Airports Third Refg Ser of 1994 (AMT) (AMBAC) ........................      5.75      07/01/09       2,029,660
            Chicago Midway Airport, Illinois,
    3,000   1994 Ser A (AMT) (MBIA) ......................................................      6.25      01/01/14       3,098,730
    3,000   1994 Ser A (AMT) (MBIA) ......................................................      6.25      01/01/24       3,002,700
    2,000   New Jersey Transportation Trust Fund Authority, 1998 Ser A (FSA) .............      4.50      06/15/19       1,652,540
 --------                                                                                                             ------------
   16,995                                                                                                               17,019,064
 --------                                                                                                             ------------
            Water & Sewer Revenue (9.0%)
    4,000   Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) ...................      5.70      06/01/20       3,907,920
    4,000   Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC) ........................      4.75      10/01/23       3,351,280
    1,000   New York City Municipal Water Finance Authority, New York, 1999 Ser A
            (FGIC) .......................................................................      4.75      06/15/31         804,980
    2,000   Toledo, Ohio, Waterworks Impr & Refg Ser 1999 (FGIC) .........................      4.75      11/15/17       1,724,680
    2,000   Charleston, South Carolina, Refg Cap Impr Ser 1998 (Secondary FGIC) ..........      4.50      01/01/24       1,581,020
 --------                                                                                                             ------------
   13,000                                                                                                               11,369,880
 --------                                                                                                             ------------
            Other Revenue (2.3%)
    3,000   Florida Department of Environmental Protection, Preservation 2000
 --------   Ser 1999 A (FGIC) ............................................................      5.25      07/01/13       2,914,320
            Refunded (13.4%)                                                                                          ------------
    2,000   Chicago State University, Illinois, Ser 1994 (MBIA) ..........................      6.15      12/01/04+      2,165,180
    5,000   Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC) ..............      6.25      06/01/04+      5,405,750
    5,000   Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (AMBAC) ...................      5.875     06/01/04+      5,329,100
    2,000   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA)
            (ETM) ........................................................................      5.375     01/01/25       1,868,000
    2,000   Wisconsin Health & Educational Facilities Authority, Marquette University
 --------   Ser 1994 (FGIC) ..............................................................      6.45      12/01/04+      2,177,200
   16,000                                                                                                             ------------
 --------                                                                                                               16,945,230
  125,945   TOTAL TAX-EXEMPT MUNICIPAL BONDS                                                                          ------------
 --------   (Identified Cost $120,521,489)..........................................................................   122,784,483
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (0.9%)                                                        ------------
      100   Missouri Health & Educational Facilities Authority, Washington University
            Ser C (Demand 11/01/99) ......................................................      3.55*     09/01/30         100,000
    1,000   Lincoln County, Wyoming, Exxon Co Ser 1985 (Demand 11/01/99) .................      3.50*     08/01/15       1,000,000
 --------                                                                                                             ------------
    1,100   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost $1,100,000)                               1,100,000
 --------                                                                                                             ------------
 $127,045   TOTAL INVESTMENTS (Identified Cost $121,621,489) (a) ......................................    98.1%       123,884,483
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................................     1.9          2,396,503
                                                                                                          -----       ------------
            NET ASSETS ................................................................................   100.0%      $126,280,986
                                                                                                          =====       ============

                        See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Portfolio of Investments October 31, 1999 , continued


---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
ETM     Escrowed to maturity.
+       Prerefunded to call date shown.
*       Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,854,942 and the aggregate gross unrealized depreciation is $1,591,948, resulting in net unrealized appreciation of $2,262,994.

Bond Insurance:
---------------

   AMBAC      AMBAC Assurance Corporation.
Connie Lee    Connie Lee Insurance Company - A wholly owned subsidiary of
              AMBAC Assurance Corporation.
   FGIC       Financial Guaranty Insurance Company.
    FSA       Financial Security Assurance Inc.
   MBIA       Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $121,621,489).........................................    $123,884,483
Cash ....................................................................          40,759
Interest receivable .....................................................       2,568,942
Prepaid expenses ........................................................           3,824
                                                                             ------------
   TOTAL ASSETS .........................................................     126,498,008
                                                                             ------------
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ............................          97,990
   Investment management fee ............................................          45,361
Accrued expenses ........................................................          73,671
                                                                             ------------
   TOTAL LIABILITIES ....................................................         217,022
                                                                             ------------
   NET ASSETS ...........................................................    $126,280,986
                                                                             ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, none issued) ........................               -
                                                                             ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 8,650,213 shares outstanding) .........................    $123,478,437
Net unrealized appreciation .............................................       2,262,994
Accumulated undistributed net investment income .........................         670,422
Accumulated net realized loss ...........................................        (130,867)
                                                                             ------------
   TOTAL NET ASSETS .....................................................    $126,280,986
NET ASSET VALUE PER COMMON SHARE
  ($126,280,986 divided by 8,650,213 common shares outstanding)..........    $      14.60
                                                                             ============

                        See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1999

NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $   7,537,810
                                                   -------------
EXPENSES
Investment management fee .....................          477,700
Professional fees .............................           62,507
Transfer agent fees and expenses ..............           38,165
Shareholder reports and notices ...............           26,693
Trustees' fees and expenses ...................           22,444
Registration fees .............................           16,452
Custodian fees ................................            7,654
Organizational expenses .......................            2,891
Other .........................................            9,777
                                                   -------------
   TOTAL EXPENSES .............................          664,283
Less: expense offset ..........................           (7,653)
                                                   -------------
   NET EXPENSES ...............................          656,630
                                                   -------------
   NET INVESTMENT INCOME ......................        6,881,180
                                                   -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................         (130,867)
Net change in unrealized appreciation .........      (11,659,790)
                                                   -------------
   NET LOSS ...................................      (11,790,657)
                                                   -------------
NET DECREASE ..................................    $  (4,909,477)
                                                   =============

                        See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR         FOR THE YEAR
                                                              ENDED               ENDED
                                                        OCTOBER 31, 1999     OCTOBER 31, 1998
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................     $   6,881,180        $  7,081,783
Net realized gain (loss) ...........................          (130,867)          1,800,280
Net change in unrealized appreciation ..............       (11,659,790)          3,097,313
                                                         -------------        ------------
   NET INCREASE (DECREASE) .........................        (4,909,477)         11,979,376
                                                         -------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income ..............................        (6,859,999)         (7,175,503)
Net realized gain ..................................        (1,642,606)                  -
                                                         -------------        ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...............        (8,502,605)         (7,175,503)
                                                         -------------        ------------
Decrease from transactions in common shares of
  beneficial interest ..............................        (2,439,781)         (1,611,680)
                                                         -------------        ------------
   NET INCREASE (DECREASE) .........................       (15,851,863)          3,192,193
NET ASSETS:
Beginning of period ................................       142,132,849         138,940,656
                                                         -------------        ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $670,422 and $649,241, respectively).............     $ 126,280,986        $142,132,849
                                                         =============        ============

                        See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Notes to Financial Statements October 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter Insured Municipal Securities
Notes to Financial Statements October 31, 1999, continued


which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES - Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), paid the organizational expenses of the Trust's common shares in the amount of $44,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of February 28, 1999.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $22,466,410 and $23,130,387, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $1,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of

Morgan Stanley Dean Witter Insured Municipal Securities
Notes to Financial Statements October 31, 1999, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,892. At October 31, 1999, the Trust had an accrued pension liability of $22,323 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                               CAPITAL
                                                                                                               PAID IN
                                                                                                              EXCESS OF
                                                                                 SHARES       PAR VALUE       PAR VALUE
                                                                               ---------      ---------     ------------
Balance, October 31, 1997 ................................................     8,940,013      $ 89,400      $127,440,498
Treasury shares purchased and retired (weighted average discount 6.25%)* .      (108,500)       (1,085)       (1,610,595)
                                                                               ---------      --------      ------------
Balance, October 31, 1998 ................................................     8,831,513        88,315       125,829,903
Treasury shares purchased and retired (weighted average discount 10.43%)*       (181,300)       (1,813)       (2,437,968)
                                                                               ---------      --------      ------------
Balance, October 31, 1999 ................................................     8,650,213      $ 86,502      $123,391,935
                                                                               =========      ========      ============

------------
*  The Trustees have voted to retire the shares purchased.

Morgan Stanley Dean Witter Insured Municipal Securities
Notes to Financial Statements October 31, 1999, continued


6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $131,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:

                AMOUNT          RECORD               PAYABLE
              PER SHARE          DATE                 DATE
            ------------- ------------------   ------------------
            $  0.065      November 5, 1999     November 19, 1999
            $  0.065      December 3, 1999     December 17, 1999

Morgan Stanley Dean Witter Insured Municipal Securities
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                FOR THE YEAR ENDED OCTOBER 31*
                                                               ---------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .....................     $ 16.09       $ 15.54       $ 15.08       $ 14.91       $ 13.20
                                                               -------       -------       -------       -------       -------
Income (loss) from investment operations:
 Net investment income ...................................        0.78          0.80          0.80          0.80          0.79
 Net realized and unrealized gain (loss) .................       (1.33)         0.55          0.43          0.11          1.58
                                                               -------       -------       -------       -------       -------
Total income (loss) from investment operations ...........       (0.55)         1.35          1.23          0.91          2.37
                                                               -------       -------       -------       -------       -------
Less dividends and distributions from:
 Net investment income ...................................       (0.78)        (0.81)        (0.81)        (0.81)        (0.75)
 Net realized gain .......................................       (0.19)           --            --            --            --
                                                               -------       -------       -------       -------       -------
Total dividends and distributions ........................       (0.97)        (0.81)        (0.81)        (0.81)        (0.75)
                                                               -------       -------       -------       -------       -------
Anti-dilutive effect of acquiring treasury shares ........        0.03          0.01          0.04          0.07          0.09
                                                               -------       -------       -------       -------       -------
Net asset value, end of period ...........................     $ 14.60       $ 16.09       $ 15.54       $ 15.08       $ 14.91
                                                               =======       =======       =======       =======       =======
Market value, end of period ..............................     $12.625       $15.125       $14.375       $13.125       $12.625
                                                               =======       =======       =======       =======       =======
TOTAL RETURN+ ............................................      (10.80)%       11.08%        16.12%        10.52%        20.61%

RATIOS TO AVERAGE NET ASSETS:

Total expenses ...........................................        0.49%(1)      0.47%         0.47%         0.49%(1)      0.54%(1)
Net investment income ....................................        5.04%         5.02%         5.27%         5.32%         5.51%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ..................    $126,281      $142,133      $138,941      $138,241      $141,738
Portfolio turnover rate ..................................          17%            7%           --             1%           --

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Securities
Report of Independent Accountants


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1999

--------------------------------------------------------------------------------
                       1999 FEDERAL TAX NOTICE (unaudited)

During the year ended October 31, 1999, the Trust paid to shareholders $0.78 per share from tax-exempt income.

For the year ended October 31, 1999, the Trust paid to shareholders $0.19 per share from long-term capital gains.
--------------------------------------------------------------------------------

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
SECURITIES




ANNUAL REPORT
OCTOBER 31, 1999